Income Taxes	12 Months Ended
Jun. 29, 2013
Income Taxes
Income Taxes
The provisions for income taxes on continuing operations computed by applying the U.S. statutory rate to income from continuing operations before taxes as reconciled to the actual provisions were:

	2013	2012	2011
Income (loss) from continuing operations before income taxes
United States	99.7%	(97.9)%	99.5%
Foreign	0.3%	(2.1)%	0.5%
Total	100.0%	(100.0)%	100.0%
Tax expense (benefit) at U.S. statutory rate	35.0%	(35.0)%	35.0%
State income taxes	2.1%	0.4%	2.6%
Finalization of tax reviews and audits and changes in estimate on tax contingencies	(2.1)	(2.3)	4.0
Domestic production deduction	(1.6)	—	(3.8)
Employee benefit deductions	(1.5)	(8.5)	(4.6)
Non-taxable indemnification agreements	(1.7)	(22)	—
Non-deductible professional fees	0.2	28.9	3.5
Tax provision adjustments	(1.6)	(6.5)	(4.8)
Other, net	(0.7)	0.8	(0.1)
Taxes at effective worldwide tax rates	28.1%	(44.2)%	31.8%

The tax expense related to continuing operations increased $87 million in 2013 due primarily to an increase in pretax income from continuing operations of $291 million offset by $15 million of year-over-year increases in tax benefits for the items noted in the table above. The increase in tax benefits relate primarily to the release of certain contingent tax obligations after statutes in multiple jurisdictions lapsed and certain tax regulatory examinations and reviews were resolved, an increase in deductions associated with domestic production activities, and a decrease in the amount of non-deductible professional fees offset by a decrease in non-taxable indemnification income.

The tax expense related to continuing operations decreased $42 million in 2012 due primarily to a decline in pretax income from continuing operations of $120 million.
The tax expense related to continuing operations increased $92 million in 2011. The increase in tax expense in 2011 was due primarily to the year-over-year impact of a net tax benefit reported in 2010 that included a $90 million tax benefit for the release of certain contingent tax obligations after statutes in multiple jurisdictions lapsed and certain tax regulatory examinations and reviews were resolved.
The company intends to continue to reinvest all of its earnings outside of the U.S. and, therefore, has not recognized U.S. tax expense on these earnings. U.S. federal income tax and withholding tax on these foreign unremitted earnings would be immaterial.

Current and deferred tax provisions (benefits) were:

In millions		2013		2012		2011
	Current	Deferred	Current	Deferred	Current	Deferred
U.S.	$27	$38	$(17)	$2	$(6)	$29
Foreign	—	—	—	—	1	—
State	3	4	3	(3)	5	(2)
	$30	$42	$(14)	$(1)	$—	$27

Cash payments for income taxes from continuing operations were $12 million in 2013, $26 million in 2012 and $36 million in 2011.
Hillshire Brands and eligible subsidiaries file a consolidated U.S. federal income tax return. The company uses the asset-and-liability method to provide income taxes on all transactions recorded in the consolidated financial statements. This method requires that income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts of assets or liabilities for book and tax purposes. Accordingly, a deferred tax liability or asset for each temporary difference is determined based upon the tax rates that the company expects to be in effect when the underlying items of income and expense are realized. The company's expense for income taxes includes the current and deferred portions of that expense. A valuation allowance is established to reduce deferred tax assets to the amount the company expects to realize.
The deferred tax liabilities (assets) at the respective year-ends were as follows:

In millions	2013	2012
Deferred tax (assets)
Pension liability	$(52)	$(73)
Employee benefits	(90)	(113)
Nondeductible reserves	(54)	(63)
Net operating loss and other tax carryforwards	(51)	(49)
Other	(28)	(16)
Gross deferred tax (assets)	(275)	(314)
Less valuation allowances	58	60
Net deferred tax (assets)	(217)	(254)
Deferred tax liabilities
Property, plant and equipment	93	69
Intangibles	33	35
Deferred tax liabilities	126	104
Total net deferred tax liabilities	$(91)	$(150)

There are state net operating losses of $51 million that begin to expire in 2014 through 2032.
Valuation allowances have been established on net operating losses and other deferred tax assets in certain U.S. state jurisdictions as a result of the company's determination that there is less than a 50% likelihood that these assets will be realized.
The company records tax reserves for uncertain tax positions taken, or expected to be taken, on a tax return. For those tax benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by the tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon audit settlement.
Due to the inherent complexities arising from the nature of the company's businesses, and from conducting business and being taxed in a substantial number of jurisdictions, significant judgments and estimates are required to be made. Agreement of tax liabilities between Hillshire Brands and the many tax jurisdictions in which the company files tax returns may not be finalized for several years. Thus, the company's final tax-related assets and liabilities may ultimately be different from those currently reported.
Our total unrecognized tax benefits that, if recognized, would affect our effective tax rate were $65 million as of June 29, 2013. This amount differs from the balance of unrecognized tax benefits as of June 30, 2012 primarily due to uncertain tax positions that created deferred tax assets in jurisdictions which have not been realized due to a lack of profitability in the respective jurisdictions. At this time, the company estimates that it is reasonably possible that the liability for unrecognized tax benefits will decrease by approximately $5 to $30 million in the next 12 months from a variety of uncertain tax positions as a result of the completion of various worldwide tax audits currently in process and the expiration of the statute of limitations in several jurisdictions.
The company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended June 29, 2013, June 30, 2012 and July 2, 2011, the company recognized a benefit of $1 million, benefit of $3 million and an expense of $2 million, respectively, of interest and penalties in continuing operations tax expense. The tax benefits in 2012 and 2013 were the result of the finalization of tax reviews and audits and changes in estimates of tax contingencies. As of June 29, 2013, June 30, 2012 and July 2, 2011, the company had accrued interest and penalties of approximately $8 million, $10 million and $21 million, respectively.
The company's tax returns are routinely audited by federal, state and foreign tax authorities and these audits are at various stages of completion at any given time. The Internal Revenue Service (IRS) has completed examinations of the company's U.S. income tax returns through June 28, 2008. With few exceptions, the company is no longer subject to state and local income tax examinations by tax authorities for years before July 2, 2005.
The following table presents a reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended June 29, 2013, June 30, 2012 and July 2, 2011:

In millions	Year ended	June 29, 2013	June 30, 2012	July 2, 2011
Unrecognized tax benefits
Beginning of year balance		$74	$83	$88
Increases based on current period tax positions		—	5	8
Increases based on prior period tax positions		—	24	—
Decreases based on prior period tax positions		—	(4)	(5)
Decreases related to settlements with tax authorities		—	(33)	(4)
Decreases related to a lapse of applicable statute of limitation		(7)	(1)	(4)
End of year balance		$67	$74	$83